Summary Prospectus April 1, 2014

MassMutual Select Funds

MM S&P 500® Index Fund

Ticker: Class I–MMIZX, Class R5–MIEZX, Service Class–MMIEX, Administrative Class–MIEYX, Class A–MMFFX, Class R4–MIEAX, Class R3–MMINX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.massmutual.com/funds. You can also get this information at no cost by calling 1-888-309-3539 or by sending an email request to fundinfo@massmutual.com.

INVESTMENT OBJECTIVE

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 127 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.10%	.10%	.10%	.10%	.10%	.10%	.10%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses(1)	.03%	.13%	.28%	.38%	.38%	.28%	.28%
Total Annual Fund Operating Expenses	.13%	.23%	.38%	.48%	.73%	.63%	.88%

(1)	Other Expenses have been restated to reflect current fees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$13	$42	$73	$166
Class R5	$24	$74	$130	$293
Service Class	$39	$122	$213	$480
Administrative Class	$49	$154	$269	$604
Class A	$645	$795	$958	$1,429
Class R4	$64	$202	$351	$786
Class R3	$90	$281	$488	$1,084

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included within the S&P 500® Index* (“Index”). The Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. As of January 31, 2014, the market capitalization range of companies included in the Index was $2.96 billion to $446.76 billion. If the securities represented in the Index were to become concentrated in any particular industry, the Fund’s investments would likewise be concentrated in securities of issuers in that industry; the Index is not currently concentrated in any single industry.

The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the Index by using computer programs and statistical procedures. The Fund’s subadviser, Northern Trust Investments, Inc. (“NTI”), will buy and sell securities in response to changes in the Index. The Fund may use Index futures contracts, a type of derivative, to gain exposure to the Index in lieu of investing in cash, or to reduce its exposure to the Index while it sells the securities in its portfolio. Use of Index futures contracts by the Fund may create investment leverage. Because the Fund, unlike the Index, is subject to fees and transaction expenses, the Fund’s returns are likely to be less than those of the Index. NTI expects that, under normal circumstances, the quarterly performance of the Fund, before fees and expenses, will track the performance of the Index within a 0.95 correlation coefficient.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money by investing in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Many derivatives are traded in the over-the-counter market and not on exchanges.

Indexing Risk The Fund’s performance may not track the performance of the index exactly due to a number of factors, including fees and expenses of the Fund, and the Fund’s cash positions.

Industry Concentration Risk The Fund may concentrate its assets in a particular industry or group of industries. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in that industry or group of industries than if the Fund invested more broadly.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries,

*The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class R5 shares. As a result of changes to the Fund’s share class names and expenses, going forward the performance of the Fund’s Class R5 shares will be shown in the bar chart rather than the performance of its Service Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years (or 1 year and since inception for Class I shares) compare with those of a broad measure of market performance. Performance for Class A shares of the Fund for periods prior to its inception date (04/01/14) is based on the performance of Administrative Class shares, adjusted for Class A expenses. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class R5 Shares

Highest Quarter:	3Q ’09,	15.79%	Lowest Quarter:	4Q ‘08,	-	22.02%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2013)

		One Year	Since Inception (12/07/11)
Class I	Return Before Taxes	32.34%	23.00%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		32.39%	23.10%

		One Year	Five Years	Ten Years
Class R5	Return Before Taxes	32.11%	17.72%	7.20%

	Return After Taxes on Distributions	31.28%	17.32%	6.85%

	Return After Taxes on Distributions and Sale of Fund Shares	18.81%	14.44%	5.86%

Service Class	Return Before Taxes	31.86%	17.49%	6.96%
Adminis- trative Class	Return Before Taxes	31.81%	17.43%	6.93%
Class A	Return Before Taxes	24.05%	15.88%	6.14%
Class R4	Return Before Taxes	31.57%	17.21%	6.69%
Class R3	Return Before Taxes	31.14%	16.85%	6.36%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		32.39%	17.94%	7.41%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC

Subadviser: Northern Trust Investments, Inc.

Portfolio Manager: Brent Reeder is a Senior Vice President at NTI. He has managed the Fund since April 2007.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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